UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2004

eOn Communications Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-26399	62-1482176
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4105 Royal Drive NW, Suite 100, Kennesaw, Georgia	30144
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 770-423-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

Grant Thornton LLP (“Grant Thornton”) resigned as the independent registered accounting firm of eOn Communications Corporation (the “Company”) on December 16, 2004. The Company has begun the process of selecting a new independent registered accounting firm.

Grant Thornton’s audit reports with respect to the Company’s consolidated financial statements for the fiscal years ended July 31, 2003 and 2004, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended July 31, 2003 and 2004, and the period commencing August 1, 2004 and ending December 16, 2004, there were no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Grant Thornton, would have caused Grant Thornton to make reference to the subject matter of the disagreement in their reports on the Company’s consolidated financial statements for such fiscal years.

During the audit of the Company’s consolidated financial statements for the fiscal year ended July 31, 2004, Grant Thornton identified certain material weaknesses in the internal control over financial reporting of the Company’s newly acquired subsidiary, Cortelco Shanghai Telecom Equipment Company (“Cortelco Shanghai”), which could adversely affect the reliability of the Company’s financial reporting for future periods. Grant Thornton’s specific findings with respect to Cortelco Shanghai and the Company’s actions in response thereto are described more fully in Item 9a of the Company’s annual report on Form 10-K for the fiscal year ended July 31, 2004, to which reference is hereby made. The audit committee of the Company’s board of directors discussed the findings with Grant Thornton. The Company has authorized Grant Thornton to respond fully to the inquiries of the Company’s successor independent auditor concerning these issues.

The Company has provided Grant Thornton with a copy of this report and has requested that it furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the foregoing disclosures. A copy of that letter dated December 21, 2004, is filed as Exhibit 16 hereto.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits.

Exhibit Number	Description of Exhibit
16	Letter dated December 21, 2004, from Grant Thornton LLP to the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 21, 2004

EON COMMUNICATIONS CORPORTION

By:	/s/ David S. Lee
David S. Lee
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
16	Letter dated December 21, 2004, from Grant Thornton LLP to the Securities and Exchange Commission.